Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

NOTE 16 — INCOME TAXES:

A. Corporate tax rate:

The standard tax rate in Israel was 23% during the years ended December 31, 2025, 2024 and 2023.

Tax assessments of the Company through tax year 2020 are considered final.

B. Deferred tax assets and liabilities:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred taxes are computed using the standard tax rates of 23%. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2025	2024

Net operating loss carry forward	$6,352,698	$4,600,017
Research and development expenses	141,183	225,098
Provision for warranty	2,837	2,837
Provision for vacation and convalescence	25,328	24,463
Issuance costs	(45,468)	(45,468)
Gross deferred tax assets	6,476,578	4,806,947
Less - valuation allowance	(6,476,578)	(4,806,947)
Net deferred tax assets	$-	$-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences or carry-forwards are deductible. Based on the level of historical taxable losses, management has recorded a full valuation allowance on its deferred tax assets.

C. Operating loss carry-forwards:

As of December 31, 2025 and December 31, 2024, the operating loss carry-forwards amounted to approximately $27.6 million and $20 million, respectively. Operating losses in Israel may be carried forward indefinitely to offset against future taxable operational income.

D. Reconciliation of the theoretical tax expense to actual tax expense:

The main reconciling item between the statutory tax rate of the Company and the effective rate is the provision for a full valuation allowance in respect of tax benefits from carry forward tax losses due to the uncertainty of the realization of such tax benefits (see above).